Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2015		2014		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 17,374	100.0	$ 18,115	100.0	(4.1)
Cost of products sold	5,282	30.4	5,455	30.1	(3.2)
Selling, marketing and administrative expenses	4,847	27.9	5,183	28.6	(6.5)
Research and development expense	1,899	10.9	1,831	10.1	3.7
In-process research and development	—	—	18	0.1
Interest (income) expense, net	119	0.7	118	0.7
Other (income) expense, net	(348)	(2.0)	86	0.5
Earnings before provision for taxes on income	5,575	32.1	5,424	29.9	2.8
Provision for taxes on income	1,255	7.2	697	3.8	80.1
Net earnings	4,320	24.9	4,727	26.1	(8.6)

Net earnings per share (Diluted)	$ 1.53		$ 1.64		(6.7)

Average shares outstanding (Diluted)	2,826.0		2,874.7

Effective tax rate	22.5%		12.9%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 5,630	32.4	$ 5,928	32.7	(5.0)
Net earnings	$ 4,418	25.4	$ 4,693	25.9	(5.9)
Net earnings per share (Diluted)	$ 1.56		$ 1.63		(4.3)
Effective tax rate	21.5%		20.8%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2015	2014	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,359	1,309	3.8%	3.8	—
International	2,031	2,248	(9.7)	3.1	(12.8)
	3,390	3,557	(4.7)	3.4	(8.1)

Pharmaceutical
U.S.	4,371	3,740	16.9	16.9	—
International	3,355	3,758	(10.7)	3.7	(14.4)
	7,726	7,498	3.0	10.2	(7.2)

Medical Devices
U.S.	2,962	3,155	(6.1)	(6.1)	—
International	3,296	3,905	(15.6)	(3.3)	(12.3)
	6,258	7,060	(11.4)	(4.6)	(6.8)

U.S.	8,692	8,204	5.9	5.9	—
International	8,682	9,911	(12.4)	0.8	(13.2)
Worldwide	$ 17,374	18,115	(4.1)%	3.1	(7.2)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2015	2014	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 8,692	8,204	5.9%	5.9	—

Europe	4,040	4,885	(17.3)	0.3	(17.6)
Western Hemisphere excluding U.S.	1,639	1,695	(3.3)	9.9	(13.2)
Asia-Pacific, Africa	3,003	3,331	(9.8)	(3.0)	(6.8)
International	8,682	9,911	(12.4)	0.8	(13.2)

Worldwide	$ 17,374	18,115	(4.1)%	3.1	(7.2)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	First Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2015	2014	(Decr.)

Earnings before provision for taxes on income - as reported	$ 5,575	5,424	2.8%
Intangible asset amortization expense	312	368
Litigation gain, net	(402)	—
DePuy ASRTM Hip program	139	—
Synthes integration costs	32	118
Ortho-Clinical Diagnostics divestiture net gain	(26)	—
In-process research and development	—	18
Earnings before provision for taxes on income - as adjusted	$ 5,630	5,928	(5.0)%

Net Earnings - as reported	$ 4,320	4,727	(8.6)%
Intangible asset amortization expense	226	267
Litigation gain, net	(253)	—
DePuy ASRTM Hip program	122	—
Synthes integration costs	25	84
Ortho-Clinical Diagnostics divestiture net gain	(22)	—
In-process research and development	—	13
Tax benefit associated with Conor Medsystems	—	(398)
Net Earnings - as adjusted	$ 4,418	4,693	(5.9)%

Diluted Net Earnings per share - as reported	$ 1.53	1.64	(6.7)%
Intangible asset amortization expense	0.08	0.09
Litigation gain, net	(0.09)	—
DePuy ASRTM Hip program	0.04	—
Synthes integration costs	0.01	0.03
Ortho-Clinical Diagnostics divestiture net gain	(0.01)	—
In-process research and development	—	0.01
Tax benefit associated with Conor Medsystems	—	(0.14)
Diluted Net Earnings per share - as adjusted	$ 1.56	1.63	(4.3)%

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures(A)
FIRST QUARTER 2015 ACTUAL vs. 2014 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (1)

WW As Reported:	3.4%	10.2%	(4.6)%	3.1%
U.S.	3.8%	16.9%	(6.1)%	5.9%
International	3.1%	3.7%	(3.3)%	0.8%

Women's Health
K-Y ®	0.7			0.1
U.S.	1.3			0.2
International	0.4			0.1

Wound Care / Other
BENECOL ®	0.7			0.1
U.S.	0.0			0.0
International	1.2			0.3

Diagnostics
Ortho-Clinical Diagnostics			5.9	2.4
U.S.			7.2	3.0
International			4.8	1.9

All Other Acquisitions and Divestitures	(0.1)			0.0
U.S.	0.0			0.0
International	(0.2)			(0.1)

WW Ops excluding Acquisitions and Divestitures	4.7%	10.2%	1.3%	5.7%
U.S.	5.1%	16.9%	1.1%	9.1%
International	4.5%	3.7%	1.5%	3.0%

(1) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$111	102	8.8%	8.8%	—%
Intl	400	443	(9.7)	(0.9)	(8.8)
WW	511	545	(6.2)	1.0	(7.2)

ORAL CARE
US	158	160	(1.3)	(1.3)	—
Intl	245	251	(2.4)	8.8	(11.2)
WW	403	411	(1.9)	5.0	(6.9)

OTC
US	405	366	10.7	10.7	—
Intl	588	645	(8.8)	9.1	(17.9)
WW	993	1,011	(1.8)	9.6	(11.4)

SKIN CARE
US	492	457	7.7	7.7	—
Intl	411	457	(10.1)	1.5	(11.6)
WW	903	914	(1.2)	4.6	(5.8)

WOMEN'S HEALTH
US	6	24	(75.0)	(75.0)	—
Intl	281	303	(7.3)	5.5	(12.8)
WW	287	327	(12.2)	(0.4)	(11.8)

WOUND CARE/OTHER
US	187	200	(6.5)	(6.5)	—
Intl	106	149	(28.9)	(19.7)	(9.2)
WW	293	349	(16.0)	(12.1)	(3.9)

TOTAL CONSUMER
US	1,359	1,309	3.8	3.8	—
Intl	2,031	2,248	(9.7)	3.1	(12.8)
WW	$3,390	3,557	(4.7)%	3.4%	(8.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$1,755	1,547	13.4%	13.4%	—%
Intl	708	796	(11.1)	3.1	(14.2)
WW	2,463	2,343	5.1	9.9	(4.8)
REMICADE
US	1,055	997	5.8	5.8	—
US Exports (4)	181	167	8.4	8.4	—
Intl	364	446	(18.4)	(6.2)	(12.2)
WW	1,600	1,610	(0.6)	2.8	(3.4)
SIMPONI / SIMPONI ARIA
US	155	104	49.0	49.0	—
Intl	145	155	(6.5)	9.7	(16.2)
WW	300	259	15.8	25.5	(9.7)
STELARA
US	364	279	30.5	30.5	—
Intl	185	177	4.5	22.5	(18.0)
WW	549	456	20.4	27.4	(7.0)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	14	18	(22.2)	(13.7)	(8.5)
WW	14	18	(22.2)	(13.7)	(8.5)

INFECTIOUS DISEASES
US	412	561	(26.6)	(26.6)	—
Intl	563	639	(11.9)	4.2	(16.1)
WW	975	1,200	(18.8)	(10.2)	(8.6)
EDURANT
US	9	5	80.0	80.0	—
Intl	82	76	7.9	30.6	(22.7)
WW	91	81	12.3	33.6	(21.3)
OLYSIO / SOVRIAD
US	98	291	(66.3)	(66.3)	—
Intl	136	63	*	*	**
WW	234	354	(33.9)	(26.2)	(7.7)
PREZISTA / PREZCOBIX
US	234	214	9.3	9.3	—
Intl	193	231	(16.5)	(1.6)	(14.9)
WW	427	445	(4.0)	3.7	(7.7)
OTHER INFECTIOUS DISEASES
US	71	51	39.2	39.2	—
Intl	152	269	(43.5)	(34.5)	(9.0)
WW	223	320	(30.3)	(22.8)	(7.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$750	601	24.8%	24.8%	—%
Intl	868	1,037	(16.3)	(3.2)	(13.1)
WW	1,618	1,638	(1.2)	7.1	(8.3)
CONCERTA / METHYLPHENIDATE
US	126	35	*	*	—
Intl	98	115	(14.8)	(3.5)	(11.3)
WW	224	150	49.3	58.0	(8.7)
INVEGA
US	94	86	9.3	9.3	—
Intl	61	79	(22.8)	(8.7)	(14.1)
WW	155	165	(6.1)	0.7	(6.8)
INVEGA SUSTENNA / XEPLION
US	228	182	25.3	25.3	—
Intl	183	191	(4.2)	12.5	(16.7)
WW	411	373	10.2	18.7	(8.5)
RISPERDAL CONSTA
US	104	106	(1.9)	(1.9)	—
Intl	150	204	(26.5)	(13.0)	(13.5)
WW	254	310	(18.1)	(9.2)	(8.9)
OTHER NEUROSCIENCE
US	198	192	3.1	3.1	—
Intl	376	448	(16.1)	(4.5)	(11.6)
WW	574	640	(10.3)	(2.2)	(8.1)

ONCOLOGY
US	334	240	39.2	39.2	—
Intl	774	782	(1.0)	15.7	(16.7)
WW	1,108	1,022	8.4	21.2	(12.8)
IMBRUVICA
US	66	6	*	*	—
Intl	50	4	*	*	**
WW	116	10	*	*	**
VELCADE
US	—	—	—	—	—
Intl	339	408	(16.9)	(4.0)	(12.9)
WW	339	408	(16.9)	(4.0)	(12.9)
ZYTIGA
US	253	229	10.5	10.5	—
Intl	303	283	7.1	26.3	(19.2)
WW	556	512	8.6	19.2	(10.6)
OTHER ONCOLOGY
US	15	5	*	*	—
Intl	82	87	(5.7)	10.1	(15.8)
WW	97	92	5.4	20.3	(14.9)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER(5)
US	$1,120	791	41.6%	41.6%	—%
Intl	442	504	(12.3)	(0.8)	(11.5)
WW	1,562	1,295	20.6	25.1	(4.5)
XARELTO
US	441	319	38.2	38.2	—
Intl	—	—	—	—	—
WW	441	319	38.2	38.2	0.0
INVOKANA / INVOKAMET
US	266	93	*	*	—
Intl	12	1	*	*	**
WW	278	94	*	*	**
PROCRIT / EPREX
US	163	176	(7.4)	(7.4)	—
Intl	106	134	(20.9)	(7.5)	(13.4)
WW	269	310	(13.2)	(7.4)	(5.8)
OTHER
US	250	203	23.2	23.2	—
Intl	324	369	(12.2)	(1.7)	(10.5)
WW	574	572	0.3	7.1	(6.8)

TOTAL PHARMACEUTICAL
US	4,371	3,740	16.9	16.9	—
Intl	3,355	3,758	(10.7)	3.7	(14.4)
WW	$7,726	7,498	3.0%	10.2%	(7.2)%

Supplemental Sales Information
	2014
	Q1	Q2	Q3	Q4	Full Year
INVOKANA / INVOKAMET
US	93	114	169	193	569
Intl	1	3	5	8	17
WW	94	117	174	201	586
IMBRUVICA
US	6	33	42	64	145
Intl	4	9	14	28	55
WW	10	42	56	92	200

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
MEDICAL DEVICES (2)

CARDIOVASCULAR CARE
US	$228	205	11.2%	11.2%	—%
Intl	301	336	(10.4)	3.4	(13.8)
WW	529	541	(2.2)	6.4	(8.6)

DIABETES CARE
US	212	192	10.4	10.4	—
Intl	272	320	(15.0)	0.6	(15.6)
WW	484	512	(5.5)	4.2	(9.7)

DIAGNOSTICS(6)
US	—	224	**	**	—
Intl	30	219	(86.3)	(83.5)	(2.8)
WW	30	443	(93.2)	(91.8)	(1.4)

ORTHOPAEDICS
US	1,309	1,292	1.3	1.3	—
Intl	1,019	1,129	(9.7)	2.9	(12.6)
WW	2,328	2,421	(3.8)	2.1	(5.9)

SPECIALTY SURGERY / OTHER
US	417	417	0.0	0.0	—
Intl	416	457	(9.0)	3.5	(12.5)
WW	833	874	(4.7)	1.8	(6.5)

SURGICAL CARE
US	543	539	0.7	0.7	—
Intl	880	969	(9.2)	3.0	(12.2)
WW	1,423	1,508	(5.6)	2.3	(7.9)

VISION CARE
US	253	286	(11.5)	(11.5)	—
Intl	378	475	(20.4)	(7.5)	(12.9)
WW	631	761	(17.1)	(9.0)	(8.1)

TOTAL MEDICAL DEVICES
US	2,962	3,155	(6.1)	(6.1)	—
Intl	3,296	3,905	(15.6)	(3.3)	(12.3)
WW	$6,258	7,060	(11.4)%	(4.6)%	(6.8)%

* Percentage greater than 100%
** Not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Prior year amounts have been reclassified to conform to current year product disclosure
(4) Reported as U.S. sales
(5) Previously referred to as Other
(6) Reflects Diagnostics divestiture June 30, 2014